Exhibit 10.2










                            CIRCUIT CITY STORES, INC.
                            SUPPLEMENTAL 401(k) PLAN





                             Effective March 1, 2005







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                                TABLE OF CONTENTS

                                                                                                              Page


 INTRODUCTION ..................................................................................................1

 ARTICLE I DEFINITIONS .........................................................................................2

         1.01   Account ........................................................................................2
         1.02   Affiliate ......................................................................................2
         1.03   Beneficiary.....................................................................................2
         1.04   Board of Directors..............................................................................2
         1.05   Change in Control ..............................................................................2
         1.06   Code ...........................................................................................4
         1.07   Committee.......................................................................................4
         1.08   Company ........................................................................................4
         1.09   Compensation....................................................................................4
         1.10   Disabled .......................................................................................4
         1.11   Employee........................................................................................4
         1.12   ERISA ..........................................................................................4
         1.13   401(k) Plan ....................................................................................5
         1.14   Investment Fund ................................................................................5
         1.15   Matching Contribution...........................................................................5
         1.16   Participant ....................................................................................5
         1.17   Plan ...........................................................................................5
         1.18   Plan Year ......................................................................................5
         1.19   Salary Deferral Contribution ...................................................................5
         1.20   Salary Deferral Election .......................................................................5
         1.21   Unforeseen Emergency ...........................................................................6
         1.22   Valuation Date .................................................................................6

ARTICLE II ELIGIBILITY AND PARTICIPATION........................................................................7

         2.01   Eligibility Requirements .......................................................................7
         2.02   Participation in the Plan ......................................................................7

ARTICLE III DEFERRAL ELECTIONS..................................................................................8

         3.01   Election of Deferrals ..........................................................................8
         3.02   Election, Revocation and Modification of Deferrals .............................................8





  ARTICLE IV      ACCOUNTS

         4.01   Establishment of Accounts ......................................................................9
         4.02   Crediting of Salary Deferral Contributions......................................................9
         4.03   Matching Contributions..........................................................................9

ARTICLE V  INVESTMENTS AND VALUATIONS

         5.01   Investment of Accounts ........................................................................10
         5.02   Valuation of Bookkeeping Accounts .............................................................10

  ARTICLE VI  DISTRIBUTIONS AND WITHDRAWALS

         6.01   Termination of Employment for Reasons Other than Death or Disability ..........................11
         6.02   Death or Disability ...........................................................................11
         6.03   Hardship ......................................................................................11
         6.04   Form of Distribution ..........................................................................11
         6.05   Federal Income Tax Withholding ................................................................12

  ARTICLE VII  FUNDING

         7.01   Funding .......................................................................................13
         7.02   Change in Control..............................................................................13

ARTICLE VIII ADMINISTRATION ...................................................................................14

         8.01   Appointment of Administrator ..................................................................14
         8.02   Duties.........................................................................................14
         8.03   Benefit Claims Review Procedure ...............................................................14
         8.04   Fiduciary Discretion...........................................................................15

ARTICLE IX AMENDMENT AND TERMINATION OF THE PLAN

         9.01   Amendment of the Plan .........................................................................16
         9.02   Termination of the Plan .......................................................................16


 ARTICLE X GENERAL PROVISIONS

         10.01   No Guaranty of Employment ....................................................................17
         10.02   Payments to Minors and Incompetents ..........................................................17
         10.03   Non-Alienation of Benefits....................................................................17
         10.04   Headings and Subheadings .....................................................................17
         10.05   Use of Masculine and Feminine; Singular and Plural............................................17
         10.06   Beneficiary Designation.......................................................................17
         10.07   Errors and Omissions..........................................................................18
         10.08   Governing Law ................................................................................18
         10.09   Binding Effect ...............................................................................18
         10.10   Effect on Other Plans ........................................................................18
         10.11   Other Benefits and Agreements ................................................................18

ARTICLE XI ADOPTION OF PLAN....................................................................................22
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                                  INTRODUCTION


         The Circuit City Stores, Inc. Supplemental 401(k) Plan (the "Plan") is adopted effective March 1, 2005. The purpose of the Plan is to supplement the benefits payable to certain employees of Circuit City Stores, Inc. (the "Company") by supplementing benefits that would be available to such employees through salary deferrals and matching employer contributions. The Company has determined that the adoption of the Plan will assist it in attracting and retaining those employees whose abilities and experience will contribute to the Company's continued success.

         The Company intends for the Plan to be an employee pension benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 as amended. The Plan is unfunded and covers a select group of management or highly compensated employees. The Company also intends the Plan to comply with the requirements of Section 409A of the Internal Revenue Code of 1986. All questions arising in the construction and administration of the Plan must be resolved in a manner that is consistent with that intent.




                                    ARTICLE I
                                   DEFINITIONS

1.01     Account

         Account  means  the  account  or   bookkeeping   record   reflecting  a
Participant's interest in the Plan. A Participant may have several Accounts in the Plan.

1.02     Affiliate

         Affiliate means any corporation which, when considered with Circuit City Stores, Inc., would constitute a controlled group of corporations within the meaning of Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C) or any entity, whether or not incorporated which, when considered with Circuit City Stores, Inc. would constitute a controlled group in accordance with Code section 414(c) and regulations promulgated thereunder.

 1.03    Beneficiary

         Beneficiary means the the person or entity specified by a Participant on forms prescribed by the Company for that purpose. If a Participant does not designate a Beneficiary or if the designated Beneficiary predeceases the Participant or is not in existence on the date of the Participant's death, then Beneficiary means the Participant's surviving spouse, or if there is no surviving spouse, the executor(s)or administrator(s)of the Participant's estate.

 1.04    Board of Directors

         Board of Directors means the Board of Directors of Circuit City Stores, Inc.

1.05     Change in Control

         Change of Control means, and shall be deemed to have occurred, upon the first to occur of any of the following events:

         (a) The acquisition by any individual, entity, or group (a "Person"), including a "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding an Affiliate (as defined below) of the Company, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of thirty-five percent (35%) or more of either: (i) the then outstanding shares of common stock of the Circuit City Group (the "Outstanding Common Stock"); or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding an acquisition resulting from the exercise of an option, conversion right, or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this
Section 1.05;

         (b) Individuals who, as of the Effective Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

         (c) The consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which: (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation, which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty-five percent (25%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors; and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

         (d) The consummation of a plan of complete liquidation, dissolution, or sale of substantially all the assets of the Company.


         For purposes of this Section 1.05, "Affiliate" shall mean with reference to a specified Person, any Person that directly or indirectly through one (1) or more intermediaries controls or is controlled by or is under common control with the specified Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used in respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

1.06     Code

         Code means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code includes those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

 1.07    Committee

         Committee means the Administrative Committee appointed by the Board to administer the Plan.

 1.08    Company

         Company means Circuit City Stores, Inc. and all of its Affiliates that have adopted the Plan.

1.09     Compensation

         Compensation means compensation as defined in Section 1.10 of the 401(k) Plan without regard to the limit on compensation that may be recognized under Code section 401(a)(17) and with the inclusion of compensation deferred by the Participant pursuant to Plan section 3.01 for any relevant period.

1.10     Disabled

         Disabled means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

1.11     Employee

         Employee means an individual who is an employee of Circuit City Stores, Inc. or an affiliate who has adopted the Plan and who is a member of a select group of management or highly compensated employees of the Company.

 1.12    ERISA

         ERISA means the Employee Retirement Income Security Act of 1974, as amended. References to specific sections of ERISA shall include those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

 1.13    401(k) Plan

         401(k) Plan means the Circuit City Stores, Inc. 401(k) Plan, as now and hereafter amended.

1.14     Investment Fund

         Investment Fund means any of the investment funds designated under the 401(k) Plan pursuant to Article VI thereof.

  1.15   Matching Contribution

         Matching Contribution means the Company's Matching Contribution which matches Salary Deferral Contributions made to the Plan on behalf of a Participant as described in section 4.02 of the Plan.

1.16     Participant

         Participant means an eligible Employee who satisfies the requirements of Article II. A Participant is considered an active Participant if such Participant has an election to make a Salary Deferral Election in effect. A Participant who does not have a Salary Deferral Election in effect or who is no longer an Employee is considered an inactive Participant.

1.17     Plan

         Plan means the Circuit City Stores, Inc. Supplemental 401(k) Plan.

1.18     Plan Year

         Plan Year means the annual period beginning on January 1st and ending on the following December 31st. The Plan has a short Plan Year commencing March 1, 2005, and ending December 31, 2005.

1.19     Salary Deferral Contribution

         Salary Deferral Contribution means a Participant's pre-tax salary deferrals made under the Plan in accordance with Plan section 3.01.

1.20     Salary Deferral Election

         Salary Deferral Election means the Employee's election in writing to defer amounts under the Plan.


1.21     Unforeseen Emergency

         Unforeseen Emergency means a Participant's severe financial hardship resulting from an illness or accident of the Participant, the Participant's spouse or of a dependent (as defined in Code section 152), loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The amount of the distribution on account of an Unforeseen Emergency may not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. Payment may not be made to the extent an Unforeseen Emergency is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, or (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Any determination of the existence of an Unforeseen Emergency and the amount to be distributed on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with rules applied in a uniform and nondiscriminatory manner.

 1.22    Valuation Date

         Valuation Date means each business day of the Plan Year.





                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

2.01     Eligibility Requirements

         An Employee shall be eligible to participate in the Plan as of later of
a) the date such Employee is designated by the Committee to participate in the Plan, and b) is eligible to participate in the 401(k) Plan.

2.02     Participation in the Plan

         (a) An eligible Employee becomes a Participant upon his completion of a Salary Deferral Election pursuant to Article III. Each Employee and Participant must correctly disclose to the Administrator all requested information necessary for the administration of the Plan.

         (b) A Participant shall continue to be a Participant of the Plan until the date that he is no longer entitled to benefits under the Plan.




                                   ARTICLE III

                               DEFERRAL ELECTIONS

3.01     Election of Deferrals

         (a) In order to become an Active Participant, an eligible Employee must file with the Administrator a Salary Deferral Election, in accordance with its terms and the terms and conditions of this section 3.01. Such Salary Deferral Election must be filed no later than the December 31 preceding such Plan Year and at such earlier time as may be set by the Committee in its sole discretion.

         (b) The maximum Salary Deferral Contribution for a Plan Year shall be forty percent (40%) of the Participant's Compensation for such Year. A Participant's election must be made in one percent (1%) increments.

         (c) Each Salary Deferral Election shall be made on a form provided by the Administrator and shall specify any such information as the Administrator may require.

3.02     Election, Revocation and Modification of Deferrals

         A Participant's election to defer under the Plan shall be irrevocable for the Plan Year and thereafter as of the December 31 of the preceding year, but may be revoked or modified by the Participant prior the beginning of any subsequent Plan Year.






                                   ARTICLE IV

                                    ACCOUNTS

4.01     Establishment of Accounts

         The Administrator shall establish and maintain separate Accounts and for each Participant of the Plan to credit a Participant's Salary Deferral Contributions and Matching Contributions. As required for appropriate record-keeping, the Administrator may establish and name additional Accounts or sub-accounts for each Participant.

4.02     Crediting of Salary Deferral Contributions

         (a)  Salary   Deferral   Contributions   shall  be   credited   to  the
Participant's Account as of the last day of the payroll period in which such Compensation would otherwise be paid to the Participant.

         (b) A Participant's interest in his Account attributable to Salary Deferral Contributions and any earnings therein shall be fully vested and nonforfeitable.

4.03     Matching Contributions

         (a) As soon as practicable after the end of each calendar quarter, the Company shall credit to each Participant's Matching Contribution Account an amount equal to (i) minus (ii) below where:

                  (i) equals the Company Safe Harbor Contribution (as defined in the 401(k) Plan) the Participant would have received under the 401(k) Plan based on the formula set forth in the 401(k) Plan and the percentage of Compensation deferred under this Plan, and

                  (ii) equals the amount of Company Safe Harbor Matching Contribution (as defined in the 401(k) Plan) credited to the
         Participant under the 401(k) Plan for the Plan Year assuming the Participant deferred at least five percent (5%) of his Compensation (taking into account the limit under Code Section 401(a)(7) under the 401(k) Plan).

         (b) A Participant's interest in his Account attributable to Matching Contributions and any earnings thereon shall be fully vested and nonforfeitable.




                                    ARTICLE V

                            INVESTMENTS AND VALUATION
5.01     Investment of Accounts

         (a) A Participant may direct the investment of his Account among one or more of the Investment Funds. Such direction shall be in writing on a form provided by the Administrator and in accordance with procedures established by the Administrator. The investment of a Participant's Account is hypothetical and solely for the purpose of crediting earnings on such Account.

         (b) The investment of a Participant's Account shall be made in multiples of ten percent (10%). An investment election shall remain in force until changed. Participants may change the investment of their Account with respect to the balance in their Account and with respect to any future Salary Deferral Contributions and Matching Contributions in accordance with procedures established by the Administrator.

5.02     Valuation of Bookkeeping Accounts

         Each Participant's Account shall be valued as of the last day of each calendar quarter and adjusted as of such date to reflect any gains and losses in the Investment Funds and any other expenses or charges attributable to the Account or Investment Fund.




                                   ARTICLE VI

                          DISTRIBUTIONS AND WITHDRAWALS

 6.01    Termination of Employment for Reasons Other than Death or Disability

         (a) In the event of a Participant's termination of employment, the Plan shall pay the Participant the total value of the Participant's Account as of the Participant's termination of employment.

         (b) Subject to subsection (c) below, a Participant's Account shall be distributed as soon as practicable following his termination of employment.

         (c) In the event the Participant is a key employee (as defined in Code section 416(i) without regard to paragraph (5) thereof) on the date of his termination of employment, the distribution of his Account shall be made no earlier than the six-month anniversary of his termination of employment.

6.02     Death or Disability

         In the event of a Participant's death or Disability, the Plan shall pay the Participant, or his Beneficiary, as the case may be, the total value of the Participant's Account as of his death or Disability.

6.03     Hardship

         (a) No withdrawals or distributions are permitted from the Plan while the Participant remains employed by the Company except upon an Unforeseeable Emergency.

         (b) A distribution of up to 50% of the Participant's Account because of an Unforeseeable Emergency will be permitted only to the extent required by the Participant to satisfy the emergency need. Whether an Unforeseeable Emergency has occurred will be determined solely by the Administrator. Distributions in the event of an Unforeseeable Emergency may be made by and with the approval of the Administrator upon written request by a Participant.

6.04     Form of Distribution

         Payment shall be made from the Plan to a Participant or Beneficiary in a single lump sum in cash.

6.05     Federal Income Tax Withholding

         The Company shall withhold from any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code, the Social Security Act, as amended, or any federal, state or local income or employment tax provision, or otherwise.





                                   ARTICLE VII

                                     FUNDING

7.01     Funding

         (a) All Participants and Beneficiaries are general unsecured creditors of the Company with respect to the benefits due hereunder and the Plan constitutes a mere promise by the Company to make benefit payments in the future. It is the intention of the Company that the Plan be considered unfunded for tax purposes.

         (b) The Company may, but is not required to, purchase life insurance in amounts sufficient to provide some or all of the benefits provided under this Plan or may otherwise segregate assets for such purpose.

         (c) Except as provided in Plan section 7.02 below, the Company may, but is not required to establish a grantor trust which may be used to hold assets of the Company which are maintained as reserves against the Company's unfunded, unsecured obligations under the Plan. Such reserves shall at all times be subject to the claims of the Company's creditors. To the extent such trust or other vehicle is established, and assets contributed for the purpose of fulfilling the Company's obligation hereunder, then such obligation of the Company shall be reduced to the extent such assets are utilized to meet its obligations hereunder.

7.02     Change in Control

         Effective upon a Change in Control, the Company shall contribute to a grantor trust an amount equal to the aggregate Account balances of all Participants in the Plan. The trust shall be funded with cash or cash equivalents other than stock of the Company.




                                  ARTICLE VIII
                                 ADMINISTRATION

8.01     Appointment of Administrator

         The Committee shall serve as the Plan Administrator and shall be responsible for the operation and administration of the Plan except to the extent its duties are allocated to and assumed by persons or entities hereunder.

8.02     Duties

         (a) The Committee shall make such rules and regulations as it deems necessary for operation of the Plan, shall determine all questions arising in the administration, interpretation and application of the Plan, review claims for benefits which have been denied, and shall perform all other functions which may be assigned to it by the Board.

         (b) The Committee or its delegate shall maintain, on a plan or calendar year basis, employee and other such records as are necessary for the successful operation of the Plan and shall supply such full and timely information for all matters relating to the Plan as the Committee may require for the effective discharge of its duties.

         (c) The Committee or its delegate shall receive all applications for benefits and shall establish rules and procedures to be followed by Participants and Beneficiaries in filing such applications and for furnishing and verifying all data which may be required in order to establish their rights to benefits in accordance with the Plan. Upon receipt of an application for benefits, the Committee or its delegate shall determine all facts which are necessary to establish the right of an applicant to benefits and the amount thereof. All approved benefits shall be paid at the direction of the Committee or its delegate. Such payments shall be made in accordance with the Committee's or its delegate's written directions setting forth the amount of such payments and the specific manner in which such payments are to be made.

8.03     Benefit Claims Review Procedure

         (a) Claims for benefits under the Plan may be submitted to the Committee or such person as the Committee may designate in writing who shall have the initial responsibility for determining the eligibility of any Participant or Beneficiary for benefits. Such claims for benefits shall be made in writing and shall set forth the facts which such Participant or Beneficiary believes to be sufficient to entitle him to the benefit claimed. The Committee may adopt forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms.

         (b) Upon receipt of a claim, the Committee or its delegate must respond in writing within 90 days. If necessary, the Committee or its delegate's first notice must indicate any special circumstances requiring an extension of time for the Committee or its delegate's decision. The extension notice must indicate the date by which the Committee or its delegate expects to give a decision. An extension of time for processing may not exceed 90 days after the end of the initial 90 day period.

         (c) If the written claim for a Plan benefit is wholly or partially denied or the claimant has had no response, the claimant or his duly authorized representative, at the sole expense of the claimant, may appeal the denial within 60 days of the date of the denial or the expiration of the time period provided in subsection (b) to the Committee. An adverse notice must be written in a manner calculated to be understood by the claimant and must include (i) each reason for denial; (ii) specific references to the pertinent provisions of the Plan or related documents on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and
(iv) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.

         (d) In pursuing his appeal the claimant or his representative:

                  (i) may request in writing that the Committee review the denial;

                  (ii) may review pertinent documents; and

                  (iii) may submit issues and comments in writing.

         (e) The decision on review shall be made within 60 days; provided that the 60 day period may be extended for an additional 60 days by written notice to the claimant setting forth the reasons for the extension. The decision on review shall be made in writing, shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant and shall contain specific references to the pertinent Plan provisions on which the decision is based.

8.04     Fiduciary Discretion

         In discharging the duties assigned to it under the Plan, the Committee and each other fiduciary with respect to the Plan has the discretion to interpret the Plan; adopt, amend and rescind rules and regulations pertaining to its duties under the Plan; and to make all other determinations necessary or advisable for the discharge of its duties under the Plan. Each fiduciary's discretionary authority is absolute and exclusive if exercised in a uniform and nondiscriminatory manner with respect to similarly situated individuals. The express grant in the Plan of any specific power to a fiduciary with respect to any duty assigned to it under the Plan must not be construed as limiting any power or authority of the fiduciary to discharge its duties. A fiduciary's decision is final and conclusive unless it is established that the fiduciary's decision constituted an abuse of its discretion.





                                   ARTICLE IX

                   AMENDMENT AND TERMINATION OF THE PLAN

9.01     Amendment of the Plan

         The Company shall have the right by action of the Board of Directors or its delegate to modify, alter or amend the Plan in whole or in part prospectively or retroactively; provided, however, that any such action shall not, in any way, adversely affect the benefits of individuals who have terminated their employment under the Plan prior to the effective date of such action, or of their Beneficiaries, nor shall it adversely affect amounts credited to Participants prior to the effective date of such action.

9.02     Termination of the Plan

         The Company reserves the right to terminate the Plan at any time by action of its Board of Directors or its delegate, provided, however, that any such action shall not, in any way, adversely affect the benefits of individuals who have terminated their employment under the Plan prior to the effective date of such action, or of their Beneficiaries, nor shall it adversely affect amounts credited to Participants prior to the effective date of such action.





                                    ARTICLE X
                               GENERAL PROVISIONS

10.01    No Guaranty of Employment

         The Plan shall not be deemed to constitute a contract between the Company and any Participant or to be consideration or an inducement for the employment of any Participant of the Company. Nothing contained in the Plan shall be deemed to give any Participant the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or to terminate the service of any Participant at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

 10.02   Payments to Minors and Incompetents

         If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed so by the Administrator or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, benefits will be paid to such person as the Administrator might designate. Such payments shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

 10.03   Non-Alienation of Benefits

         To the extent permitted by law, no benefit payable under the Plan will be subject in any manner to anticipation, assignment, garnishment, or pledge; and any attempt to anticipate, assign, garnish or pledge the same will be void and no such benefits will be made in any manner liable for or subject to the debts, liabilities, engagements or torts of any Participants.

 10.04   Headings and Subheadings

         The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

 10.05   Use of Masculine and Feminine; Singular and Plural

         In the construction of the Plan the masculine shall include the feminine and the singular the plural in all cases where such meanings are indicated by the context.

 10.06   Beneficiary Designation

         At the time of enrollment in the Plan, each Participant, if applicable, must designate a Beneficiary to receive settlement of his Plan account in the event of his death during employment. A Participant may, from time to time, change a Beneficiary or Beneficiaries under the Plan. In the event that no designated Beneficiary is surviving at the time of the Participant's death, settlement under the Plan will be made as provided in Plan section 1.03.

 10.07   Errors and Omissions

         It shall be the responsibility of those individuals and entities charged with the administration of the Plan to see that it is administered in accordance with its terms. In the event an innocent error or omission is discovered in the operation or administration of the Plan, then the Committee may correct such error as it deems necessary or desirable in a manner consistent with the goodwill intended to be engendered by the Plan and to put Participants in the same relative position they would have been in but for such error or omission.

10.08    Governing Law

         The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia.

10.09    Binding Effect

         The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

10.10    Effect on Other Plans

         The amount of Compensation deferred under the Plan and the crediting of any Matching Contribution shall not be deemed to be earnings or compensation for the purpose of calculating a Participant's benefits or contribution under a retirement or deferral plan of the Company or the basis for determining benefits under any other benefit plan provided by the Company, except to the extent provided in any such plan. No amount distributed under this Plan shall be deemed to be earnings or a part of the Participant's total Compensation when determining a Member's benefit under any benefit plan established by a Company, unless otherwise provided in such plan.

10.11    Other Benefits and Agreements

         The benefits provided for a Participant under the Plan are not intended to duplicate any other benefits available to such Participant under any other plan or program of the Corporation for its employees, and, except as may otherwise be expressly provided for, the Plan shall not duplicate, supersede, modify or amend any other plan or program of the Company in which a Participant is participating.







                                   ARTICLE XI
                                ADOPTION OF PLAN


         As evidence of its adoption of the Plan herein constituted, Circuit City Stores, Inc. has caused this instrument to be signed by its duly authorized officer this 28th day of October, 2004.


                         CIRCUIT CITY STORES, INC.
                         By:     /s/ W. Alan McCollough
                         Title   Chairman, President & Chief Executive Officer